Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Smith-Midland Corporation (the “Company”) on Form 10-KSB for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Rodney I. Smith and Lawrence R. Crews, Chief Executive Officer and Chief Financial Officer of the Company respectively, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Rodney I. Smith
Rodney I. Smith
Chief Executive Officer and President

/s/ Lawrence R. Crews
Lawrence R. Crews
Chief Financial Officer

Dated: March 31, 2006